                                                                   EXHIBIT 10.26

                                              Columbia Gas
                                              Transmission

                                                    A NISOURCE COMPANY

                                                    1700 MacCorkle Ave SE
                                                    Charleston WV 25314

                                                    PO Box 1273
                                                    Charleston WV 25325-1273

                                                    304 357 2000

October 27, 2004

Mr. Tim Oaks
UGI Utilities, Inc.
P.O. Box 12677
Reading, PA 19612-2677

Re:   Proposed Contract 79028-FSS For a Total Maximum Daily Storage Quantity
      (MDSQ) of 93,867 Dth/day

Dear Mr. Oaks:

Enclosed for execution are two originals of the above-referenced staggered term Agreement that supercedes and cancels 49883-FSS, 53002-FSS, and 77366-FSS effective November 1, 2004.

Appendix A titled Revision No. 1 reflects an MDSQ of 79,859 Dth/day effective November 1, 2004, through March 31, 2012.

Appendix A titled Revision No. 2 reflects an MDSQ of 14,008 Dth/day effective November 1, 2004, through March 31, 2014.

The effect of these Appendices is as follows:

The MDSQ effective 11/01/04 through 03/31/12 is 93,867 Dth/day.

The MDSQ effective 04/01/12 through 03/31/14 is 14,008 Dth/day.

Please execute and return both originals to me at the above address. Upon execution by Columbia, a fully executed original will be forwarded for your file.

If you have any questions, feel free to contact me at 304/357-3705.

Very truly yours,

         /s/

Jackie Sydnor
Lead Customer Services Representative

                                                     SERVICE AGREEMENT NO. 79028
                                                     CONTROL NO. 2004-05-27-0003

                              FSS SERVICE AGREEMENT

THIS AGREEMENT, made and entered into this 1st day of November , 2004 by and between:

      Columbia Gas Transmission Corporation
      ("Transporter")
      AND
      UGI Utilities Inc.
      ("Shipper")

WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

Section 1. Service to be Rendered. Transporter shall perform and Shipper shall receive service in accordance with the provisions of the effective FSS Rate Schedule and applicable General Terms and Conditions of Transporter's FERC Gas Tariff, Second Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission Transporter shall store quantities of gas for Shipper up to but not exceeding Shipper's Storage Contract Quantity as specified in Appendix A, as the same may be amended from time to time by agreement between Shipper and Transporter, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284.223 of Subpart G of the Commission's regulations. Shipper warrants that service hereunder is being provided on behalf of Shipper:

Section 2. Term. Service under this Agreement shall commence as of November 1, 2004, and shall continue in full force and effect until March 31, 2014. Pre-granted abandonment shall apply upon termination of this Agreement, subject to any right of first refusal Shipper may have under the Commission's regulations and Transporter's Tariff.

Section 3. Rates. Shipper shall pay Transporter the charges and furnish the Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement. Transporter may agree to discount its rate to Shipper below Transporter's maximum rate, but not less than Transporter's minimum rate. Such discounted rate may apply to: a) specified quantities (contract demand or commodity quantities); b) specified quantities above or below a certain level or all quantities if quantities exceed a certain level; c) quantities during specified time periods; d) quantities at specified, points, locations, or other defined geographical areas; and e) that a specified discounted rate will apply in a specified relationship to the quantities actually transported (i.e., that the reservation charge will be adjusted in a specified relationship to quantities actually transported). In addition, the discount agreement may include a provision that if one rate component which was at or below the applicable maximum rate at the time the discount agreement was executed subsequently exceeds the applicable maximum rate due to a change in Transporters maximum rate so that such rate component must be adjusted downward to equal the new applicable maximum rate, then other rate components may be adjusted upward to achieve the agreed- overall rate; so long as none of the resulting rate components exceed the maximum rate applicable to that rate component. Such changes to rate components shall be applied prospectively, commencing with the date a Commission order accepts revised tariff sheets. However, nothing contained herein shall be construed to alter a refund obligation under applicable law for any period during which rates which had been charged under a discount agreement exceeded rates which ultimately are found to be just and reasonable.

                                                     SERVICE AGREEMENT NO. 79028
                                                     CONTROL NO. 2004-05-27-0003

                              FSS SERVICE AGREEMENT

Section 4. Notices. Notices to Transporter under this Agreement shall be addressed to it at Post Office Box 1273, Charleston, West Virginia 25325-1273,
Attention: Manager - Customer Services and notices to Shipper shall be addressed to it at:

      UGI Utilities Inc.
      P.O. Box 12677
      Reading, PA 19612-2677
      ATTN: Timothy Oaks

until changed by either party by written notice.

                                                     SERVICE AGREEMENT NO. 79028
                                                     CONTROL NO. 2004-05-27-0003

                              FSS SERVICE AGREEMENT

Section 5. Superseded Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof; the following Service Agreements: See Appendix B.

       UGI UTILITIES INC.

By:               /s/
       ---------------------------------------
Name:  David W. Trego
Title: President & CEO
       UGI Utilities, Inc.
Date: 11/1/04

       COLUMBIA GAS TRANSMISSION CORPORATION

By:    _______________________________________
Name:  _______________________________________
Title: _______________________________________
Date:  _______________________________________

                                                                  Revision No. 0
                                                     Control No. 2004-04-27-0003

Appendix B to Service Agreement No. 79028

      Under Rate Schedule FSS

      Between (Transporter) Columbia Gas Transmission Corporation

            and (Shipper) UGI Utilities Inc.

Superceded Agreements:

            FSS 49883
            FSS 53002
            FSS 77366

                                                                  Revision No. 1
                                                     Control No. 2004-06-18-0012

Appendix A to Service Agreement No.   79028

Under Rate Schedule               FSS

Between (Transporter)             Columbia Gas Transmission Corporation

And (Shipper)                     UGI Utilities, Inc.

                     Storage Contract Quantity 4,530,080 Dth
                Maximum Daily Storage Quantity 79,859 Dth per day

                       CANCELLATION OF PREVIOUS APPENDIX A

[X] Yes [ ] No (Check applicable blank) Transporter and Shipper have mutually agreed to a Regulatory Restructuring Reduction Option pursuant to Section 42 of the General Terms and Conditions of Transporter's FERC Gas Tariff.

[ ] Yes [X] No (Check applicable blank) Shipper has a contractual right of first refusal equivalent to the right of first refusal set forth from time to time in
Section 4 of the General Terms and Conditions of Transporter's FERC Gas Tariff.

Service pursuant to this Appendix A, Revision No. 1 shall be effective from November 1, 2004 through March 31, 2012.

[ ] Yes [X] No (Check applicable blank) This Appendix A, Revision No._____ shall cancel and supersede the previous Appendix A, Revision No._____ effective as of ____________, 20__ to the Service Agreement referenced above.

With the exception of this Appendix A, Revision No. 1 all other terms and conditions of said Service Agreement shall remain in full force and effect.

       UGI UTILITIES INC.

By:               /s/
       ---------------------------------------
Name:  David W. Trego
Title: President & CEO
       UGI Utilities, Inc.
Date: 11/1/04

       COLUMBIA GAS TRANSMISSION CORPORATION

By:    _______________________________________
Name:  _______________________________________
Title: _______________________________________
Date:  _______________________________________

                                                                  Revision No. 2
                                                     Control No. 2004-10-01-0002

Appendix A to Service Agreement No.   79028

Under Rate Schedule               FSS

Between (Transporter)             Columbia Gas Transmission Corporation

And (Shipper)                     UGI Utilities, Inc.

                      Storage Contract Quantity 560,320 Dth
                Maximum Daily Storage Quantity 14,008 Dth per day

                       CANCELLATION OF PREVIOUS APPENDIX A

[X] Yes [ ] No (Check applicable blank) Transporter and Shipper have mutually agreed to a Regulatory Restructuring Reduction Option pursuant to Section 42 of the General Terms and Conditions of Transporter's FERC Gas Tariff.

[ ] Yes [X] No (Check applicable blank) Shipper has a contractual right of first refusal equivalent to the right of first refusal set forth from time to time in
Section 4 of the General Terms and Conditions of Transporter's FERC Gas Tariff.

Service pursuant to this Appendix A, Revision No. 2 shall be effective from November 1, 2004 through March 31, 2014.

[ ] Yes [X] No (Check applicable blank) This Appendix A, Revision No. ______ shall cancel and supersede the previous Appendix A, Revision No. ______ effective as of _________, 20_______ to the Service Agreement referenced above.

With the exception of this Appendix A, Revision No. 2 all other terms and conditions of said Service Agreement shall remain in full force and effect.

       UGI UTILITIES INC.

By:               /s/
       ---------------------------------------
Name:  David W. Trego
Title: President & CEO
       UGI Utilities, Inc.
Date: 11/1/04

       COLUMBIA GAS TRANSMISSION CORPORATION

By:    _______________________________________
Name:  _______________________________________
Title: _______________________________________
Date:  _______________________________________